Exhibit 99.1
QuinStreet Announces Fiscal Third Quarter Results
Company Posts 30% Top Line Growth; 20% Adjusted EBITDA Margin
Foster City, CA — May 5, 2010 — QuinStreet, Inc. (NASDAQ: QNST), a leader in vertical marketing and media on the Internet, today announced its financial results for the fiscal third quarter and nine months ended March 31, 2010.
For the third quarter of fiscal 2010, the Company reported total revenue of $90.8 million, an increase of 30% over the third quarter of fiscal 2009. For the nine month period ended March 31, 2010, the Company reported total revenue of $246.3 million, an increase of 28% over the same period of fiscal 2009.
The Company reported net income of $5.3 million, or $0.11 per diluted common share, for the third quarter of fiscal 2010. Adjusted net income for the quarter was $9.4 million, or $0.21 per diluted common share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.
Revenue for the Financial Services client vertical was $41.7 million for the fiscal third quarter, an increase of 70% as compared to the same quarter of fiscal 2009. Revenue for the Education client vertical was $38.1 million for the fiscal third quarter, a decrease of 1% as compared to the year-ago quarter. Revenue growth in the Education client vertical was 23% excluding revenue from a large education client undergoing a previously disclosed change in their online marketing strategy. Revenue for Other client verticals was $10.9 million for the fiscal third quarter, an increase of 64% as compared to the year-ago quarter.
Adjusted EBITDA for the quarter was $18.3 million, or 20% of revenue. It was $51.5 million, or 21% of revenue, for the nine month period ended March 31, 2010.
Free cash flow for the quarter was $12.4 million, or 14% of revenue. It was $26.8 million, or 11% of revenue, for the nine month period ended March 31, 2010.
Reconciliations of adjusted EBITDA to net income, adjusted net income to net income, and free cash flow to net cash provided by operating activities are included in the accompanying tables.
“We are pleased with our fiscal third quarter financial results, and we are excited about the progress we made serving visitors and clients in all of our verticals,” commented Doug Valenti, QuinStreet CEO. “Our growth momentum remained strong, driven by increases in visitor volumes and deepening relationships with clients. Adjusted EBITDA came in at our annual target margin of 20%, inclusive of continued aggressive investment in future capabilities and growth.”
“We welcome our new public shareholders. We are honored by their confidence, and we will work hard to earn their ongoing support,” concluded Valenti.
Conference Call
QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-877-941-2068 for the U.S. and Canada and 1-480-629-9712 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on May 5, 2010 until 11:59 p.m. PT on May 12, 2010 by dialing 1-800-406-7325 in the U.S. and Canada, or 1-303-590-3030 for international callers, using passcode 4281906#. This press release, the financial tables, as well as other supplemental financial information are also available on the relations investor relations section of the Company’s website at http://investor.quinstreet.com.

Final operating results will be included in the Company’s quarterly report on Form 10-Q, which will be filed with the Securities and Exchange Commission no later than May 17, 2010.
About Quinstreet
QuinStreet, Inc. (NASDAQ: QNST) is a leader in vertical marketing and media on the Internet. QuinStreet is headquartered in Foster City, CA. For more information, please visit www.quinstreet.com.
Non-GAAP Financial Measures
This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense and other income (expense), net. The term “adjusted net income” refers to a financial measure that we define as net income adjusted for amortization expense and stock-based compensation expense, net of taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow may not be comparable to the definitions as reported by other companies.
We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.
Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.
Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.
Free cash flow is useful to us and investors because it represents the cash that our operating business generates, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate free cash flow along with our consolidated statement of cash flows.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.
Legal Notice Regarding Forward Looking Statements
This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “will,” “believe,” “intend,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact of changes in government regulation and industry standards; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s Prospectus filed pursuant to Rule 424(b) under the Securities Act with the Securities and Exchange Commission on February 11, 2010. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.
Contact Information:
Erica Abrams or Matthew Hunt
(415) 217-5864 or (415) 489-2194
erica@blueshirtgroup.com
matt@blueshirtgroup.com

QUINSTREET, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	June 30,
	2010	2009

Assets
Current assets
Cash and cash equivalents	$175,318	$25,182
Accounts receivable, net	47,334	33,283
Deferred tax assets	5,531	5,543
Prepaid expenses and other assets	8,322	1,228

Total current assets	236,505	65,236

Property and equipment, net	5,351	4,741
Goodwill	145,803	106,744
Other intangible assets, net	45,824	33,990
Deferred tax assets, noncurrent	—	1,525
Other assets, noncurrent	684	642

Total assets	$434,167	$212,878

Liabilities, Convertible Preferred Shares and Stockholders’ Equity
Current liabilities
Accounts payable	$19,019	$13,408
Accrued liabilities	28,011	21,794
Deferred revenue	1,257	718
Debt	18,096	12,890

Total current liabilities	66,383	48,810

Deferred revenue, noncurrent	370	820
Debt, noncurrent	84,636	44,350
Other liabilities, noncurrent	2,405	2,309

Total liabilities	153,794	96,289

Convertible preferred stock	—	43,403

Stockholders’ equity
Common stock	47	15
Additional paid-in capital	214,331	20,634
Treasury stock	(7,779)	(7,064)
Accumulated other comprehensive income	21	21
Retained earnings	73,753	59,580

Total stockholders’ equity	280,373	73,186

Total liabilities, convertible preferred stock and stockholders’ equity	$434,167	$212,878

QUINSTREET, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2010	2009	2010	2009

Net revenue	$90,773	$69,813	$246,288	$192,726
Costs of revenue (1)	66,268	46,780	177,872	135,030

Gross profit	24,505	23,033	68,416	57,696

Operating expenses: (1)
Product development	5,325	3,512	14,534	10,992
Sales and marketing	4,575	3,594	12,190	12,017
General and administrative	4,467	2,865	14,111	9,772

Operating income	10,138	13,062	27,581	24,915
Interest income	16	44	33	221
Interest expense	(1,302)	(879)	(2,931)	(2,749)
Other income (expense), net	(64)	(16)	221	(256)

Income before income taxes	8,788	12,211	24,904	22,131
Provision for taxes	(3,538)	(5,818)	(10,731)	(10,084)

Net income	$5,250	$6,393	$14,173	$12,047

Net income attributable to common stockholders
Basic	$3,714	$2,150	$6,371	$3,697
Diluted	$3,797	$2,301	$6,790	$3,981

Net income per share attributable to common stockholders
Basic	$0.12	$0.16	$0.33	$0.28
Diluted	$0.11	$0.15	$0.31	$0.26

Weighted average shares used in computing net income per share attributable to common stockholders
Basic	30,795	13,297	19,156	13,287
Diluted	33,938	14,890	22,008	15,032

(1) Cost of revenue and operating expenses include stock-based compensation as follows:
Cost of revenue	$653	$470	$2,143	$1,477
Product development	686	176	1,570	494
Sales and marketing	1,163	455	2,504	1,352
General and administrative	624	373	4,002	1,061

QUINSTREET, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2010	2009	2010	2009
Cash flows from operating activities
Net income	$5,250	$6,393	$14,173	$12,047
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,075	4,035	13,678	12,386
Net realized gain on disposal of property and equipment	(10)	—	(15)	—
Provision for doubtful accounts	116	—	26	(27)
Provision for sales returns	(226)	(21)	(260)	1,390
Stock-based compensation	3,126	1,474	10,219	4,384
Excess tax benefits from exercise of stock options	(449)	(111)	(1,821)	(362)
Other non-cash adjustments, net	268	284	582	560
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(7,185)	(2,414)	(11,261)	(6,463)
Prepaid expenses and other assets	(899)	(402)	(5,251)	386
Other assets, noncurrent	774	699	(22)	332
Deferred tax assets	(30)	10	(123)	18
Accounts payable	2,392	2,571	4,338	5,643
Accrued liabilities	4,883	4,266	5,635	(3,722)
Deferred revenue	771	(303)	(57)	(627)
Deferred tax liabilities	29	—	134	—
Other liabilities, noncurrent	1	50	(12)	(43)

Net cash provided by operating activities	13,886	16,531	29,963	25,902

Cash flows from investing activities
Restricted cash	—	—	15	711
Proceeds from sales of property and equipment	9	—	52	—
Capital expenditures	(1,124)	(455)	(2,159)	(1,276)
Business acquisitions, net of notes payable and cash acquired	(6,947)	(5,279)	(52,899)	(19,808)
Internal software development costs	(362)	(155)	(1,009)	(813)
Purchases of marketable securities	—	—	—	—
Proceeds from sales and maturities of marketable securities	—	—	—	2,302

Net cash used in investing activities	(8,424)	(5,889)	(56,000)	(18,884)

Cash flows from financing activities
Net proceeds from issuance of common shares	138,776	60	139,626	300
Proceeds from bank debt	—	—	43,300	8,607
Principal payments on bank debt	(750)	(2,750)	(2,250)	(2,750)
Principal payments on acquisition-related notes payable	(2,766)	(711)	(5,609)	(6,764)
Excess tax benefits from exercise of stock options	449	111	1,821	362
Repurchases of common shares	—	(319)	(715)	(1,369)

Net cash provided by / (used in) financing activities	135,709	(3,609)	176,173	(1,614)

Effect of exchange rate changes on cash and cash equivalents	8	(27)	—	(20)
Net increase in cash and cash equivalents	141,179	7,006	150,136	5,384
Cash and cash equivalents at beginning of period	34,139	23,331	25,182	24,953

Cash and cash equivalents at end of period	$175,318	$30,337	$175,318	$30,337

QUINSTREET, INC.
RECONCILIATION OF NET INCOME TO
ADJUSTED NET INCOME
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2010	2009	2010	2009
Net income	$5,250	$6,393	$14,173	$12,047
Amortization of intangible assets	4,110	3,189	11,070	9,584
Stock-based compensation	3,126	1,474	10,219	4,384
Tax impact of the above items (1)	(3,039)	(1,958)	(8,941)	(5,867)

Adjusted net income	$9,447	$9,098	$26,521	$20,148

Less: non-cumulative dividends on convertible preferred stock and undistributed earnings allocated to preferred stock	(2,381)		(12,833)

Adjusted net income attributable to common stockholders	$7,066		$13,688

Adjusted diluted net income per common share	$0.21		$0.62

Weighted-average shares used to compute adjusted diluted net income per common share	33,938		22,008

(1)	The non-GAAP effective tax rate used for these computations is 42% and has been used to reduce the non-GAAP adjustments as an estimated provision for income taxes.

QUINSTREET, INC.
RECONCILIATION OF NET INCOME
TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended	Nine Months Ended
	March 31,	March 31,
	2010	2010
Net income	$5,250	$14,173
Interest and other income (expenses), net	1,350	2,677
Provision for taxes	3,538	10,731
Depreciation and amortization	5,075	13,678
Stock-based compensation	3,126	10,219

Adjusted EBITDA	$18,339	$51,478

QUINSTREET, INC.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO
FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended	Nine Months Ended
	March 31,	March 31,
	2010	2010
Net cash provided by operating activities	$13,886	$29,963
Capital expenditures	(1,124)	(2,159)
Internal software development costs	(362)	(1,009)

Free cash flow	$12,400	$26,795